UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2022

Neoleukin Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
188 East Blaine Street, Suite 450
Seattle, Washington 98102
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (866) 245-0312

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NLTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure
Neoleukin Therapeutics, Inc. (the "Company") has prepared investor presentation materials with information about the Company, which it intends to use as part of investor presentations. A copy of the investor presentation materials to be used by management for presentations is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this current report on Form 8-K and in Exhibit 99.1 attached hereto is being furnished, but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01 Other Items
The Company announced the following updates to its clinical and preclinical programs:
•The Company expects interim data on its Phase 1 clinical trial of NL-201 in patients with solid tumors in 2022, and to initiate a Phase 1 clinical trial of NL-201 in patients with hematologic malignancies.
•The Company currently has three preclinical programs in the discovery phase: (1) Neo-202, which is a next generation IL-2/15 agonist; (2) Neo-5171, which is an IL-2/15 antagonist being developed for the treatment of autoimmune and inflammatory conditions, and (3) Neo-TRA, which is a T-reg agonist being developed for the treatment of autoimmune and inflammatory conditions.
•The Company expects to begin its evaluation of NL-201 and KEYTRUDA (pembrolizumab) in a Phase 1 clinical trial.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Presentation of Neoleukin Therapeutics, Inc. dated January 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2022
Neoleukin Therapeutics, Inc.
By: /s/ Robert Ho
Name: Robert Ho
Title: Chief Financial Officer